LICENSE ROYALTY AGREEMENT

Effective  August  29,  2016  (the  “Effective  Date”)  La  Frontera  Community  Solutions,  Inc.,  an

Arizona   nonprofit   corporation,   with   offices   at   504   W   29th,   Tucson,   AZ.   85713   (“Licensor”)   and

QOLPOM,  Inc,  an  Arizona  corporation  with  offices  at  P.  O.  Box  186Vail,  AZ,  85641  United  States

(“Licensee”),  for  good  and  valuable  consideration,  the  receipt  and  sufficiency  of  which  are  hereby acknowledged, enter into this agreement (this “Agreement”) as set forth below:

ARTICLE I

BACKGROUND

SECTION 1.1. Licensor is a nonprofit corporation that links job-seeking persons with disabilities with  potential  employers,  and  in  furtherance  thereof,  Licensor  has  developed  a  web-based  job  search platform  (the  “Platform”)  that  contributes  importantly  to  the  accomplishment  of  Licensor’s  tax-exempt purpose.

SECTION 1.2. Licensor is the owner of certain Intellectual Property Rights (as defined below) in the Platform and other aspects of its business, including its trademarks and service marks.

SECTION  1.3.  Licensee  is  engaged  in  the  development  of  software  products  for  use  in  the  job search  field,  and  desires  to  use  certain  aspects  of  the  Platform  and  Licensee’s  intellectual  property  in  the development  of  Licensee’s  software  applications,  and  use  certain  trademarks  and  service  marks  of

Licensor in the promotion thereof.

SECTION  1.4.  Licensee  desires  to  obtain  from  Licensor  licenses  under  aspects  of  Licensor’s intellectual property for the development of Integrated Applications (as defined herein) in the Field in the

Territory,  as  provided  herein,  and  Licensor  is  willing  to  grant  those  licenses  under  the  terms  and conditions of this Agreement.

ARTICLE II

DEFINITIONS

In  addition  to  the  terms  defined  elsewhere  in  this  Agreement,  the  following  terms  have  the following meanings:

“Documentation”  means the documentation, materials, and manuals associated  with the Platform provided by Licensor to Licensee under this Agreement.

“Field”  means  the  development  and  use  of  software  products  in  the  provision  of  job  search services on the Internet for persons with disabiliõ瀄쀄者态ကM

“Improvements” means any modification of any Licensed IP.

“Integrated  Application”  means  any  of  Licensee’s  software  products,  platforms,  services,  and applications  for  use  within  the  Field  and  within  the  Territory  that:  (a)  incorporate,  integrate,  embody,

contain,   or   reference   any   Licensed   IP   or   reproductions   or   derivative   works   thereof;   or   (b)   the

development,  use,  marketing,  or  commercialization  of  which  have  been  supported  by,  or  benefitted  from access to, any Licensed IP.

“Intellectual Property Rights” means rights granted under applicable law to a person with respect to:  (a)  works  of  authorship,  including,  without  limitation,  all  exclusive  exploitation  rights,  copyrights,

moral  rights,  and  mask-works;  (b)  trade  secret  rights  and  other  confidential  information;  (c)  patents,

patent  applications,  and  disclosures  (including,  without  limitation,  reissues,  divisions,  reexaminations,

extensions,  provisionals,  continuations  and  continuations-in-part  thereof),  designs,  and  other  industrial property  rights;  (d)  trademark,  trade  dress,  and  similar  rights  based  on  designation  of  origin;  and  (e)  all registrations,  applications,  renewals,  extensions,  continuations,  divisions,  reissues,  and  the  like  based  on or deriving from any of the foregoing.

“Licensed Copyrights” means Licensor’s copyright rights in the Licensed Technology.

“Licensed  Information”  means  the  following  information  owned  or  controlled  by  Licensor  that may  contribute or be reasonably  necessary to the development or sale of products or services based on or containing  the  Licensed  Technology,  including  Integrated  Applications,  including:  (a)  all  know-how owned  or  controlled  by  Licensor  relating  to  the  Licensed  Technology,  including  but  not  limited  to  the

Documentation;  (b)  all  data  owned  or  controlled  by  Licensor  relating  to  the  Licensed  Technology  that may  be  useful  to  exercise  the  rights  granted  under  this  Agreement,  including  the  Licensor  Database;  and

(c) the source code of the Platform.

“Licensed IP” means the Licensed Information, Licensed Copyrights, Licensed Technology, and

Licensed Trademarks.

“Licensed   Technology”   means:   Licensor’s   know  how   in   connection   with   the   creation   and

maintenance of the Licensed  technology.

“Licensed  Trademarks”  means  the  marks  shown  on  Exhibit  A.  “QOLPOM”  &  “QOLPOM

Stylized”

“Licensee’s  Technology”  means  the  technology  currently  owned  by  Licensee  or  created  by

Licensee as more fully described and defined in Section 5.4 below.

“Representative”  means  any  director,  officer,  employee,  agent,  consultant,  attorney,  accountant,

or subcontractor of a party.

“Royalty  Reporting  Period”  means  each  six-month  period  ending  on  the  last  days  of  June  and

December of every year.

“Territory” means the United States.

ARTICLE III

GRANT OF RIGHTS

SECTION 3.1. Grant of License to the Licensed Trademarks. Subject to the terms and conditions of  this  Agreement,  Licensor  grants  to  Licensee  a  non-assignable  (except  as  expressed  provided  herein),

exclusive,  non-sublicensable  license  to  use  the  Licensed  Trademarks,  within  the  Field  occurring  within the  Territory,  to:  (a)  identify  Licensor  as  the  source  of  content  embodied  in  an  Integrated  Application;

and (b) indicate that Licensee is a “sponsor” or “supporter” of Licensor.

Subsection  3.1.1.  Approval  of  Form.  Licensee  will  not  use  the  Licensed  Trademarks  in

any   form  or   in   connection   with   goods   and   services   without   the   prior  written   approval   of

Licensor.    Any  modification  of  a  form  of  use  approved  by  Licensor  must  be  approved  by

Licensor.   Licensor  may  at  its  discretion  specify,  from  time  to  time,  which  marks  comprise  the

Licensed  Trademarks,  the  form  in  which  Licensee  may  use  the  Licensed  Trademarks,  and  the

goods  and  services  with  which  the  Licensed  Trademarks  may  be  associated.  Licensee  will  only use the Licensed Trademarks as so specified by Licensor.

Subsection   3.1.2.   Proper   Notice   and   Acknowledgment.   Every   use   of   the   Licensed

Trademarks  by  Licensee  will  incorporate  in  an  appropriate  manner  an  “R”  enclosed  by  a  circle

for   federally   registered   marks,   or   “TM”   enclosed   in   a   circle   for   unregistered   marks,   as

appropriate.

Subsection  3.1.3.  Licensor’s  Rights  and  Remedies.   Licensor  has,  will  retain,  and  may

exercise, both during the term of this Agreement and thereafter,  all rights and remedies  available to  Licensor, whether  derived  from this  Agreement,  from statute,  or  otherwise,  as  a  result  of  or  in connection  with  Licensee’s  breach  of  this  Agreement,  misuse  of  the  Licensed  Trademarks,  or any  other  use  of  the  Licensed  Trademarks  by  Licensee  that  is  not  expressly  permitted  by  this

Agreement.

Subsection  3.1.4.  Goodwill.  Any   and  all  goodwill  or  other  benefit  arising  from  or

connected  with  Licensee’s  use  of  the  Licensed  Trademarks  will  inure  to  the  exclusive  benefit  of

Licensor.

Subsection   3.1.5.  Inspection.  Licensor  may   at  any  time,  upon  reasonable  notice  to

Licensee,  examine  representative  samples  of  the  goods  and  services  provided  by  Licensee  under the  Licensed  Trademarks  to  determine  whether  the  quality  of  those  goods  and  services  conforms to the quality standards approved by Licensor.

SECTION  3.2.  Grant  of  License  to  the  Licensed  Copyrights.  Subject  to  the  terms  and  conditions of  this  Agreement,  Licensor  grants  to  Licensee  a  non-assignable  (except  as  expressed  provided  herein),

exclusive, non-sublicensable license under the Licensed Copyrights, within the Field occurring within the

Territory,  to  reproduce  and  prepare  derivative  works  of  the  Licensed  Technology  for  the  purpose  of integrating  those  reproductions  or  derivative  works  into  Integrated  Applications;  provided,  however,  that preparation  of  such  derivative  works  must  be  limited  to  the  extent  reasonably  necessary  to  integrate components  of  the  Licensed  Technology  into  the  Integrated  Applications.  No  right  is  granted  under  this license  to  distribute,  publicly  perform,  or  publicly  display  the  Licensed  Technology.  However,  Licensee may  present,  to  third  parties,  the  functionality  of  Licensor’s  job  board  and  may  provide  a  link  to

Licensor’s job board, on Licensee’s website.

Subsection  3.2.1.  Licensor  Ownership.  Licensor  will  own  the  copyright  and  all  other

rights  in  any  derivative  works  created  by   Licensee  and  retains  ownership  of  the  Licensed

Copyrights  and  Licensed  Technology.  However,  Licensee  will  own  the  copyright  and  all  other rights  in  any  derivative  works  created  by  Licensee  with  respect  to  Licensee’s  copyrighted  and patented works, including but not limited to its HR Assistant software.

Subsection   3.2.2.   Attribution.   All   uses,   reproductions,   and   derivative   works   of   the

Licensed  Technology,  and  any  other  documentation,  material,  or  expression  protected  under  the

Licensed   Copyrights,   must   include   the   copyright   notice:   “©   Copyright   Linkages,   Inc.”   or

substantial equivalent.

SECTION 3.3. Grant of License to the Licensed Information. Subject to the terms and conditions of  this  Agreement,  Licensor  grants  to  Licensee  a  non-assignable  (except  as  express  provided  herein),

exclusive,  non-sublicensable  license  to  use  the  Licensed  Information  solely  in  the  development,  use,

marketing,   and   maintenance   of   the   Integrated   Applications   within   the   Field   occurring   within   the

Territory.  No  license  or  rights  are  granted  or  implied  under  any  information  or  know-how  outside  the

Licensed Information, as it may be constituted from time to time.

SECTION 3.4. Obligations Beyond Licensing. Subject to any  confidentiality  or legal constraints,

Licensor  will  provide  Licensee,  at  the  request  of  Licensee,  Licensor  Database  so  that  Licensee  can  assist in connecting Licensor’s clients with potential employers.

SECTION   3.5.   Reservation   of   Rights.   All   rights  of   Licensor   not   expressly   granted   in   this

Agreement  are  hereby  reserved  to  Licensor.   Without  limiting  the  generality  of  the  foregoing,  Licensor reserves  and  retains  for  itself:  (a)  the  right  to  practice  under  and  use  the  Licensed  IP,  including  the

Licensed  Technology,  and  all  related  Intellectual  Property  Rights  for  its  own  purposes  in  all  Fields  in  all

Territories;  (b)  the  right  to  grant  licenses  and  sublicenses,  as  appropriate,  to  third  parties  under  the

Licensed  IP  and  all  related  Intellectual  Property  Rights  in  any  field  outside  the  Field  and  in  all  countries

outside   the   Territory;   and   (c)   the   right   to   file   and   control   prosecution   of   patent   and   trademark

applications,  copyright  registrations,  and  other  Intellectual  Property  Rights  corresponding to the  Licensed

IP  worldwide.   Licensee  may  not  sublicense  any  of  the  licenses  or  grants  under  this  Agreement  to  third parties.

SECTION  3.6.   Covenants.  Licensee  will,  at  all  times,  limit  the  exercise  of  its  rights  under  the licenses  and  rights  granted  herein  to  the  Field  and  the  Territory.  Licensee  will  not  at  any  time,  whether during  or  after  the  term  of  this  Agreement,  do  or  cause  to  be  done  any  act  or  anything  challenging,

contesting, impairing, invalidating, or tending to impair or invalidate any of the Licensed IP or Licensor’s

Intellectual  Property  Rights  or  registrations  derived  from  such  rights.    Licensee  will  not  file  state  or

federal trademark applications for marks that may be, in Licensor’s sole discretion, confusingly similar to the Licensed Trademarks or other of Licensor’s trademarks, whether registered or not.

SECTION  3.7.    Confidential  Treatment  of  the  Licensed  Information .  During  the  term  of  this

Agreement,  and  at  all  times  thereafter,  Licensee  must:  (a)  treat  the  Licensed  Information  as  strictly  and absolutely  confidential;  (b)  use  the  Licensed  Information  only  for  purposes  expressly  permitted  under

this    Agreement;    (c)    protect    the    Licensed    Information    from    unauthorized    use,    disclosure,    or

misappropriation   by   using   the   same   degree   of   care   as   its   uses   to   protect   its   most   valuable   and

competitively sensitive confidential information and trade secrets, but no less than a reasonable degree of care;  and  (d)  limit  access  to  the  Licensed  Information  in  the  manner  set  forth  below.  Except  as  provided in Subsection 3.7.2, the foregoing obligations and restrictions are perpetual.

Subsection   3.7.1.      Permitted   Disclosures.      Licensee   may   disclose   the   Licensed

Information,  and  will  limit  access  to  the  Licensed  Information,  solely  as  may  be  required  to further  the  purposes  of  performing  under  this  Agreement  and  solely  to  those  of  its  trusted

Representatives  who  require  access  to  the  Licensed  Information  for  purposes  of  Licensee’s enjoying  the  rights  and  benefits  of  this  Agreement  and  who  are  aware  of  Licensee’s  obligations and  restrictions  under  this  Agreement  (each,  an  “Authorized  Representative”).  Disclosures  to

Authorized   Representatives   must   be   kept   to   the   minimum   necessary   for   that   Authorized

Representative to perform his or her duties effectively for the purposes of this Agreement only. If the  repository  of  Licensed Information  maintained  by  Licensee  is  on  a  computer,  server,  or  other electronic  medium,  the  restriction  on  access  required  hereunder  and  the  other  measures  taken  to ensure and confirm limited access must be taken electronically.

Subsection  3.7.2.  Compelled  Disclosure.  If  Licensee  is  required  to  disclose  one  or  more elements  of  the  Licensed  Information  by  an  order  of  a  court  of  competent  jurisdiction  or  a government  agency  properly  exercising  its  delegated  authority,  Licensee  must  promptly  inform

Licensor  in  writing  of  those  circumstances,  and  consult  with  Licensor  on  the  steps  to  be  taken  to avoid  or  restrict  the  disclosure,  and  give  Licensor  the  opportunity  to  contest,  defend  against,  or limit  the  ordered  disclosure  at  Licensor’  expense.  If  disclosure  of  the  Licensed  Information  is nonetheless  required,  License  must  endeavor  to  put  in  place  arrangements  designed  to  maintain the  confidentiality  and  commercial  value  of  the  Licensed  Information  and,  in  any  event,  must limit  its  disclosure  of  any  portion  of  the  Licensed  Information  pursuant  to  that  order,  law  or regulation to the minimum required to comply with its terms.

Subsection  3.7.3.  Unauthorized  Disclosure.  If  Licensee  becomes  aware  that  it  or  any authorized  recipient  of  any  portion  of  the  Licensed  Information  hereunder  has  breached  the provisions  of  this  SECTION,  then  Licensee  must  notify  Licensor  as  soon  as  practicable,  and  the parties  must  promptly  confer  as  to  the  course  of  action  to  take  as  may  be  appropriate  under  the circumstances  to  cure  the  breach  and  to  mitigate  the  harm or  damage  arising  from it.  Any  breach of  the  provisions  of  this  SECTION  by  a  Representative  of  Licensee  of  any  portion  of  the

Licensed  Information  will  be  deemed  a  breach  by  Licensee  of  this  SECTION.  In  the  case  of  any breach  of  this  SECTION,  Licensee  must  promptly  notify  the  third  party  improperly  receiving  or using the Licensed Information that its receipt or use of the Licensed Information is unlawful and must  request  the  third  party  promptly  return  all  Licensed  Information  and  agree  not  to  further disclose or use it for any  purpose. Licensee  must promptly  pay  for or reimburse  Licensor for  any fees,  costs,  and  expenses  incurred  by  Licensor  in  remedying  the  unauthorized  disclosure  or  use,

for  taking  any   action  to  protect  its  rights  in,  and  benefits  from,   the   Licensed   Information

improperly disclosed, and to mitigate the damages or harm arising from that improper disclosure.

At  its  sole  cost  and  expense,  Licensee  must  assist  and  cooperate  with  Licensor  in  any  effort  of that type.

Subsection  3.7.4.  Remedies.  The  Licensed  Information  is  valuable,  special,  and  unique,

constitutes   a   trade   secret   of   Licensor,   and   gives   Licensor   a   commercial   and   competitive

advantage because it is not generally  known or readily  available to the public or those competing

with  Licensor.   Thus,  if  Licensee  or  any  authorized  recipient  breaches  or  threatens  to  breach  any provision  of  this  SECTION,  Licensor  may  be  irreparably  damaged  or  injured  such  that  no remedy  at  law  will  afford  it  adequate  protection  against,  or  appropriate  compensation  for,  that damage  or  injury.  Accordingly,  notwithstanding  SECTION  11.9,  Licensor  may:  (a)  enforce  the provisions  of  this  SECTION  by  equitable  remedies,  including  without  limitation  injunction  and

specific   performance,   although   those   remedies   are   not   the   exclusive   remedies   under   this

Agreement  but  will  be  in  addition  to  all  other  remedies  available  at  law  or  equity;  and  (b)  bring any  action  seeking  any  of  those  remedies  in  any  court  of  the  United  States  or  any  state  having subject  matter  jurisdiction.  Licensee  will  submit  to  the  jurisdiction  of  any  such  court  and  hereby waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.  Licensee  hereby  waives  any  requirement  for  the  posting  of  any  bond  or  other  collateral that  may  be  required  to  seek  equitable  relief.  However,  nothing  in  this  SECTION  will  prevent

Licensee from enforcing any other rights it may have.

SECTION  3.8.  Confidentiality  Generally.  Each  party  will  protect  any  information,  identified  at the time of disclosure as confidential, or ought reasonably to be considered confidential given the

nature   of   the   information   or   the   circumstances   of   disclosure,   of   the   other   party   against

unauthorized  disclosure  by  using  the  same  degree  of  care  as  it  take  to  preserve  and  safeguard  its own  confidential  information  of  similar  nature,  being  at  least  a  reasonable  degree  of  care.  Such information  may  be  disclosed  by  the  receiving  party  to  its  employees,  affiliates,  and  professional

advisors,   provided   that   that   the   recipient   is   bound   to   maintain   the   confidentiality   of   such

information received.

SECTION  3.9.  Term.  Unless  earlier  terminated,  this  Agreement  and  the  licenses  and  rights

granted   hereunder   will   automatically   expire   on   the   date   20   years   after   the   Effective   Date.   If   this

Agreement  is  terminated  before  expiration  as  provided  above,  then  the  licenses  and  rights  granted

hereunder will cease upon termination.   Expiration of this Agreement does not constitute a termination or a  waiver  of  any  rights  of  either  party  against  the  other  party  accruing  at  or  before  the  time  of  expiration,

nor  does  it  terminate  or  waive  either  party's  surviving  obligations  under  this  Agreement,  as  specified  in

ARTICLE  VI.  On  or  before  the  date  30  days  after  the  effective  date  of  expiration  or  termination  of  this

Agreement,  Licensee  must  prepare  and  deliver  to  Licensor  a  Royalty  Report  (as  defined  herein)  with respect  to  all  Licensee’s  activities  in  the  Royalty  Reporting  Period  before  the  expiration  occurred,  which must  be  accompanied  by  payment  of  any  earned  royalties  or  other  amounts  due  in  respect  of  Licensee’s

activities   covered   by   that   Royalty   Report,   and   the   obligation   to   make   such   payment   will   be   so

accelerated.  Without  limiting  the  generality  of  the  foregoing,  Licensee’s  obligations  to  pay  any  amount payable  to  Licensor  under  this  Agreement,  to  report  and  pay  royalties  to  Licensor  accrued  before expiration  of  this  Agreement,  even  if  a  transaction  or  a  portion  thereof  occurs  after  the  expiration  of  this

Agreement, survive the expiration of this Agreement.

SECTION  3.11.   No  Further  Rights  or  Licenses.  Except  as  expressly  provided  in  this  ARTICLE

III,  no  further,  other,  or  different  license,  sublicense,  option,  or  right  is  granted  to  Licensee  or  implied.

No additional rights hereunder are or may be deemed granted by estoppel or otherwise.

ARTICLE IV

CONSIDERATION

SECTION  4.1.  License  Issue  Fee.  Upon  Licensee’s  execution  and  delivery  of  this  Agreement,

Licensee  must  pay  to  Licensor  non-refundable,  non-creditable  license  issue  fee  of  $1,500  (the  “Issue

Fee”).  Licensor  hereby  acknowledges  receipt  of  the  Issue  Fee.  All  amounts  described  herein  are  in

United States dollars.

SECTION  4.2.  Running  Royalties.  As  consideration,  for  the  licenses  granted  herein,  Licensee must  pay  to  Licensor  a  non-refundable  earned  royalty  equal  to  3  (three)  percent  of  all  amounts  received

(“Gross  Sales”)  for  services  transacted  or  products  sold  through,  for,  or  with  the  use  of  any  Integrated

Application,  including  amounts  for  subscriptions  or  other  access  to  the  Integrated  Application  (each,  a

“Sales  Transaction”)  Licensee’s  obligation  to  pay  a  royalty  accrues,  and  is  earned  by  Licensor,  at  the

time  a  Sales  Transaction  is  invoiced  by  Licensee  to  a  third  party.   Earned  royalties  in  a  given  Royalty

Reporting  Period  must  be  paid  by  Licensee  to  Licensor  on or  before  the  date  31  days  after  the  end  of  the pertinent Royalty Reporting Period.

SECTION  4.3.  Use  of  Licensee’s  Trade  Marks.  Licensee  will  provide  Licensor  with  trademark materials,  either  by  hard  copy  or  electronically,  for  Licensor’s  use  and  presentation  both  on  Licensor’s

website   and   in   other   marketing   and   business   material   used   by   Licensor.   During   the   term   of   this

Agreement,  Licensor  may  use  these  materials.  In  the  event  Licensee  purchases  a  fully  paid  up  license  in accordance with SECTION 4.9, Licensor may continue to use the materials in perpetuity. The trade mark materials  supplied  by  Licensee  will  include  all  marks  used  by  Licensee  in  conjunction  with  the  Licensed

IP, including, but not limited to, the ‘Audioeye,’ ‘People Assistant,’ and ‘Linkages Experience’ marks.

SECTION 4.4.  Periodic Reports.

Subsection  4.4.1.   Frequency  of  Reports.  Upon  each  January  31  and  July  31  during  the term  of  this  Agreement,  Licensee  must  deliver  to  Licensor  a  true,  correct,  and  complete  written  report showing  the  items  specified  in  Subsection  4.3.3  below  as  they  pertain  to  Licensee’s  activities  under  this

Agreement  in  the  Royalty  Reporting  Period  just  ended  (each,  a  “Royalty  Report”).  A  responsible financial  officer  of  Licensee  or  a  responsible  representative  of  Licensee’s  independent  accounting  firm must  certify  in  writing  that  each  Royalty  Report  delivered  under  this  Subsection  is  true,  correct,  and complete.  Licensee’s  payment  of  the  earned  royalties  based  on  the  Royalty  Report  must  be  paid  in accordance with SECTION 4.5 below on or before the date on which the Royalty Report is due.

Subsection  4.4.2.  Reports  After  Expiration.  After  the  expiration  or  earlier  termination  of this  Agreement,  Licensee  must  continue  to  provide  Royalty  Reports  and  corresponding  payments  in accordance  with this SECTION for so long as Licensee conducts Sales Transactions or bills, invoices, or receives  amounts  in  connection  with  Sales  Transactions.  If,  notwithstanding  its  obligation  to  cease  all activities  under  this  Agreement  upon  termination  of  this  Agreement  pursuant  to  ARTICLE  VI  below,

Licensee  conducts  Sales  Transactions  or  bills,  invoices,  or  receives  amounts  in  connection  with  Sales

Transactions  after  termination  of  this  Agreement,  Licensee  must  provide  a  Royalty  Report  with  respect to  those  unauthorized  activities  that  complies  in  all  respects  with  this  SECTION,  accompanied  by payment  of  royalties  equal  to  three  times  the  royalty  payment  that  would  have  been  due  under  this

Agreement as if this Agreement had not been terminated.

Subsection  4.4.3.   Content  of  Royalty  Reports.    Each  Royalty  Report  must  provide  the

following  information  as  it  pertains  to  the  preceding  Royalty  Reporting  Period  just  ended:  (a)  the  type and  number  of  each  Sales  Transaction  billed  by  Licensee;  (b)  the  U.S.  dollar  value  of  the  billings  on  the quantities  in  clause  (a)  immediately  above;  and  (c)  the  total  amount  of  earned  royalties  to  be  paid  with respect to the Royalty Reporting Period that is the subject of that Royalty Report.

SECTION  4.5.  Payment  Procedure.  Licensee  must  pay  all  amounts  due  to  Licensor  under  this

Agreement  in  United  States  currency,  collectible  at  par  and  without  deduction  of  any  fees,  by  check  or other immediately available funds.

SECTION 4.6.  Late Payment.  All amounts not timely paid will be subject to a charge of interest compounded  monthly  until  payment,  at  a  rate  of  10%  per  annum  or  $500,  whichever  is  greater.  If  that interest rate exceeds the rate allowed by applicable law, then the highest interest rate allowed by  law will apply. Licensor must apply any  payments received first to the satisfaction of unpaid, accrued interest and then to the satisfaction of unpaid principal.

SECTION  4.7.  Taxes.  Licensee  is  responsible  for  the  payment  of  all  taxes,  duties,  levies,  and other  charges  imposed,  on  Licensee,  by  any  taxing  authority  with  respect  to  the  royalties  and  other  fees payable  to  Licensor  under  this  agreement.  If  Licensee  is  required  under  any  law  or  regulation  of  any government  entity  or  authority  to  withhold  or  deduct  any  portion  of  the  payments  on  royalties  due  to

Licensor,  then  the  sum  payable  to  Licensor  will  be  increased  by  the  amount  necessary  to  yield  to

Licensor  an  amount  equal  to  the  sum  it  would  have  received  had  no  withholdings  or  deductions  been made.  Licensor  will  cooperate  reasonably  with  Licensee  in  the  event  Licensee  elects  to  assert,  at  its  own expense, any exemption from any such tax or deduction.

SECTION  4.8.  Recordkeeping  and  Audit.  Licensee  must  keep  true,  correct  and  complete  books and  records,  with  reasonable  supporting  documentation,  containing  data  reasonably  required  for  the computation  and  verification  of  payments  due  under  this  Agreement  and  Licensee’s  compliance  in  other

respect   with   its   obligations   under   this  Agreement.     Licensee   must  keep  those  books,  records  and

documentation  at  its  principal  place  of  business  for  at  least  six  years  beyond  the  Royalty  Reporting

Period  applicable  to  which  they  pertain  and  Licensee’s  access  to  those  books  may  not  be  denied

thereafter if they  are reasonably  available.   Licensor may, during the Term of this Agreement, appoint an auditor  to  inspect  and  copy  those  books,  records,  and  documentation  during  Licensee’s  business  hours and  without  unreasonably  interfering  with  Licensee’s  business  and  operations  to  verify  the  accuracy  of

the  Royalty  Reports  and  Licensee’s  compliance  with  this  Agreement.   Licensor  must  provide  Licensee

with  reasonable  advance  notice  of  its  desire  for  such  audit.   All  audits  by  Licensor  will  be  at  Licensor’s

own  expense  unless  the  audit  reveals  an  underpayment  of  more  than  5%  of  the  amounts  actually  due  for any  Royalty  Reporting  Period,  in  which  case  Licensee  must  reimburse  Licensor  for  the  cost  of  the  audit,

in addition to the amount of the underpayment plus interest. If audit reveals that Licensee paid  more than required under this Agreement, Licensor must, at Licensee’s election, either fully reimburse Licensee for the  underpayment  within  30  days  after  advising  Licensor  in  writing  of  its  election,  or  offset  any  future payments under this Agreement by the amount of the overpayment.

SECTION  4.9.  Licensee’s  Option  to  Purchase  Lifetime  Paid  Up  License.    Licensee  is  hereby

granted  an  option  to  purchase  a  royalty-free,  fully  paid-up,  perpetual,  exclusive,  irrevocable,  license,  of the  Integrated  Applications  for  use  within  the  Territory  and  within  the  Field,  with  the  right  to  assign  the paid up license and to grant sublicenses, for a one-time fee of $2,000,000.

SECTION  4.11.  Non-Profit  Status.  Licensee  understands  that  Licensor  is  a  tax-exempt  non-

profit  qualified  under  section  501  (c)  (3)  of  the  United  States  Internal  Revenue  Code  (the  “Code”).  This

Agreement  is  intended  to  comply  with  the  provisions  of  the  Code  and  applicable  Regulations  which permit  qualified  tax-exempt  non-profits  to  receive  royalty  income  without  having  such  income  treated  as

“unrelated  business  income,”  as  that  income  is  defined  in  the  Code  and  applicable  Regulations.  This

Agreement will interpreted and enforced consistent with this intent.

ARTICLE V

RIGHTS TO INTELLECTUAL PROPERTY

SECTION  5.1.   Rights  of  Each  Party.  As  between  the  parties  the  Licensed  IP  is,  and  at  all  times will remain, solely  and exclusively  owned or controlled by  Licensor. Licensor will solely  and exclusively own  any  and  all  other  Intellectual  Property  Rights  that  it  may  develop  or  obtain  in  connection  with  the

Licensed IP.

SECTION 5.2.   License Grant to Licensor of Licensee’s Improvements. As further consideration,

in  part,  for  the  licenses  and  rights  granted  to  Licensee,  Licensee  hereby  grants  to  Licensor  a  royalty-free,

fully   paid-up,   perpetual,   irrevocable,   worldwide   license,   without   the   right   to   grant   sublicenses,   to

Licensee’s  Improvements  and  to  use  Licensee’s  Improvements,  including  all  Licensee’s  patents  and patent  applications  claiming  any  such  Improvements.  Without  limiting  the  generality  of  the  foregoing,

Licensee’s  Improvements  includes  any  improvements  or  modifications  made  by  Licensee  to  the  Licensed

Technology, including the Platform.

SECTION  5.3.  Derivative  Works.  Licensee  retains  and  will  retain  all  its  right,  title,  and  interest worldwide  to  all  derivative  works  under  the  Licensed  Copyrights  and  expressions  thereof,  the  Licensed

Technology,  and  all  expressions  or  embodiments  contained  therein  or  relating  thereto,  and  all  other documentation  and  materials  protected  under  Licensor’s  copyright  rights,  immediately  upon  its  creation,

authorship, or expression.

SECTION  5.4.  Mutual  Disclosure  ;  Cooperation;  and  Future  Use.  Licensor  maintains  a  patent applications  and  technologies  related  to  home  healthcare  monitoring  and  medicine  regime  compliance

systems   (“Licensee’s   Technology”).     Licensee’s   Technology   may   include,   but   is   not   limited   to

Integrated  Applications  and  Improvements.  Licensor  and  Licensee  have  agreed  to  cooperate  so  that

Licensee  can  utilize  the  Licensed  Technology  to  assist  Licensee  in  developing,  refining,  and  marketing the  Licensee’s  Technology.  Licensee  herby  grants  Licensor  a  perpetual  fully  paid  up  license  in  the

Licensee’s   Technology   for   use   by   Licensor   both   during   the   term   and   after   the   expiration   of   this

Agreement.

SECTION  5.5.  Inspection  of  Integrated  Applications.  Upon  reasonable  notice,  Licensee  will demonstrate  the  Integrated  Applications  and  Licensee’s  use  of  the  Licensed  IP.  Licensee  will  keep

Licensor reasonably  informed as  to the progress of development of Integrated Applications, and any  bugs or  technical  issues  discovered  by  Licensee  pertaining  to  the  Platform.  Licensee  may  at  any  time,  upon reasonable notice to Licensor, at Licensee’s expense,  examine  any  modifications  made by  Licensor to the

Integrated  Applications  or  embodiments  of  Licensed  IP  developed  by  Licensor,  and  the  source  code,

documentation, and data related thereto.

ARTICLE VI

TERMINATION

SECTION  6.1.  Termination  for  Breach  or  Insolvency.    If  Licensee  or  Licensor  breaches  this

Agreement,  or  Licensee  becomes  Insolvent  (as  defined  below),  the  non-breaching  party  may  terminate this  Agreement  by  giving  written  notice  of  that  breach  to  the  breaching  party  and  affording  breaching party  the  opportunity  to  cure  that  breach  on  or  before  the  date  30  days  after  the  date  of  written  notice.  If that  breach  is  not  timely  cured,  this  Agreement  and  the  licenses  granted  hereunder  will  then  terminate,

subject  to  each  party’s  surviving  obligations.    Licensee  will  be  “Insolvent”  if  Licensee  becomes  the subject  of  a  voluntary  or  involuntary  petition  in  bankruptcy  or  any  proceeding  relating  to  insolvency,

receivership,  liquidation,  or  composition  for  the  benefit  of  creditors  if  such  petition  or  proceeding  is  not dismissed with prejudice within sixty days after filing.

SECTION   6.2.     Termination   for   IP   Challenge.   Licensor   may   terminate   this   Agreement   if

Licensee   files   any   claims   of   invalidity,   unenforceability,   or   non-infringement   of   the   Licensed   IP.

Licensee  must  notify  Licensor  in  advance  of  any  claims  of  that nature  that  Licensee  intends  to  assert  and

include  in  that  notice  the  details  and  bases  for  those  claims.   Failure  to  provide  that  notice  constitutes  a

material breach of this Agreement.

SECTION 6.3.  Termination by Termination of Underlying Licenses.  The licenses granted under this  Agreement  pertaining  to  the  Licensed  IP  will  terminate  immediately  upon  the  termination  of  any underlying third party  software or other license under which Licensor developed or used the Licensed IP.

Licensor  will  promptly  provide  Licensee  written  notice  of  termination  of  such  license,  whereupon

Licensee  must  cease  all  activities  under  the  affected  Licensed  IP,  subject  to  any  successor  license  that

Licensee may later obtain from the third party.

SECTION  6.4.  Termination  by  Notice  from  Licensor.  Licensor  may  terminate  this  Agreement  at its  sole  discretion  for  any  reason  upon  90  days  written  notice  to  Licensee;  provided,  however,  should

Licensor  provide  Licensee  a  notice  of  termination  in  accordance  with  this  SECTION,  Licensee  will  have the  right  to  elect  to  purchase  a  fully  paid-up,  perpetual,  exclusive,  irrevocable,  license,  of  the  Integrated

Applications  for  use  within  the  Territory  and  within  the  Field  as  provided  in  SECTION  4.9  prior  to  the expiration of the 90 day notice period.

SECTION  6.5.   Effect  of  Expiration  or  Termination.   Upon  termination  of  this  Agreement,  all

licenses and rights granted under this Agreement will terminate and Licensee must immediately: (a) cease using  any  Licensed  IP  and  any  embodiments  thereof;  (ii)  cease  using  the  Licensed  Trademarks,  and destroy  or  delete  all  materials  bearing  the  Licensed  Trademarks;  (iii)  cease  using,  reproducing,  and making derivative works of the Licensed Technology, and all other materials protected under the Licensed

Copyrights;  (v)  cease  any  and  all  activity  that  infringes  upon  the  Licensed  IP;  (vi)  cease  and  refrain  from entering into Sales Transactions; (vii) cease use of all Integrated Applications; and (viii) return or destroy,

at  Licensor’s  option,  all  Confidential  Information  and  all  documentation,  expressions,  and  other  materials protected  under  the  Licensed  IP,  including  all  instances  and  portions  of  the  Licensed  Technology  and

derivative  works  thereof.    On  or  before  the  date  30  days  after  the  Termination  Date,  Licensee  must disclose to Licensor all undisclosed Licensee Improvements.

SECTION  6.6.  Surviving  Obligations.    Termination  of  this  Agreement  does  not  constitute  a termination  or  a  waiver  of  any  rights  of  either  party  against  the  other  party  accruing  at  or  before  the

Termination   Date,   nor   does   it   terminate   or   waive   either   party's   surviving   obligations   under   this

Agreement. In addition to any  provision of this Agreement that expressly  provides for acts or  obligations to  continue  beyond  the  expiration  or  earlier  termination  of  this  Agreement,  the  provisions  of  ARTICLES

II,  IV,  VIII,  IX,  and  X,  and  SECTIONS  3.5-3.9, 5.1, and  5.2  survive  the  expiration  or  earlier termination of this Agreement, together with any other provisions necessary to effect the intent of this Agreement.

SECTION  6.7.   Reverter.   Upon  termination  of  this  Agreement,  except  as  otherwise  expressly provided  in  this  Agreement,  all  the  licenses  and  rights  granted  herein  will  immediately,  automatically,

and completely revert to Licensor for its sole benefit.

ARTICLE VII

ENFORCEMENT

SECTION   7.1.   Notice   of   Infringement   or   Misappropriation.     Licensee   and   Licensor   must

promptly  inform  the  other  party  in  writing  if  either  learns  that  a  third  party  (an  “Infringer”):  (a)  is infringing,  or  is  suspected  of  infringing,  any  Licensed  IP;  (b)  has  misappropriated  or  is  suspected  of

misappropriating   any   Licensed   IP;   or   (c)   has   brought   any   proceeding   alleging   invalidity   or   non-

infringement of any Licensed IP (collectively, “Infringing Activities”).

SECTION  7.2.   Licensor’s  Rights.   (a)  As  between  the  parties,  Licensor  has  the  sole  right  to  sue

for   infringement   or   misappropriation  of   the   Licensed   IP;   and   (b)   Licensor   has   no   duty   to   pursue

Infringers.  Licensor  has  the  exclusive  right  in  the  first  instance,  but  not  the  obligation,  to  defend  any proceeding  alleging  invalidity  or  non-infringement  of  any  of  the  Licensed  IP.  If  Licensor  initiates  or conducts  any  legal  proceedings  to  enjoin  or  seek  damages  caused  by  Infringing  Activities  or  any  other relief  or  remedy  in  response  to  the  Infringing  Activities,  Licensee  must  fully  cooperate  with  Licensor  in that  effort.  Licensor  is  entitled  to  keep  for  its  own  account  all  damages  are  awarded  to  it  or  paid  in settlement thereof, subject to Arizona’s rights under the Arizona License.

ARTICLE VIII

CONFIDENTIAL INFORMATION

This ARTICLE applies to Confidential Information other than the Licensed Information.  The parties’ respective obligations regarding the confidential treatment of the Licensed Information is governed by SECTION 3.7.

SECTION 8.1. Confidential Information.   Licensee  and Licensor may  choose, from time to  time,

to   disclose   confidential   information   as   defined   herein.   “Confidential   Information”   means:   (a)   all

information  provided  by  one  party  (the  “Disclosing  Party”)  to  the  other  party  (the  “Receiving  Party”)

pertaining  to  the  Disclosing  Party’s  employees,  officers,  directors,  customers,  or  contractors,  or  the business, research, products, or finances of the Disclosing Party, including but not limited to all technical information  and  data,  marketing  data,  techniques  and  plans,  suppliers,  business  proposals  to  customers,

customer  lists  and  contact  information,  trade  secrets,  computer  software,  medical  records,  information provided  to  Receiving  Party  in  confidence  by  a  third  party,  financial  information,  costs  of  providing

services   to   customers,   pricing   and   profit   information,   technology   solutions   developed   and   being

developed  for  customers,  methods  of  doing  business,  sales  information,  and  any  other  information  about the  Disclosing  Party's  business  that  is  not  publicly  available  or  has  or  could  have  commercial  value  or other  utility  in  the  Field;  (b)  the  terms  of  this  Agreement;  (c)  disclosures  of  Licensee  Improvements;  and

(d)  any  information  or  communication,  written  or  otherwise,  concerning  the  prosecution,  prosecution

strategy,  defense,  or  assertion  of  the  Licensed  IP.   The  definition  of  Confidential  Information  is  to  be broadly  interpreted.  Confidential  Information  is  deemed  to  be  owned  by  the  party  who  disclosed  it,

except  that  Confidential  Information  falling  under  clause  (d)  is  deemed  to  be  Licensor’s  Confidential

Information.

SECTION  8.2.     Obligations  of  Confidentiality  and  Limited  Use.     During  the  term  of  this

Agreement, and at all times thereafter, the Receiving Party must maintain the Confidential Information in confidence,  and  may  not  disclose,  divulge  or  otherwise  communicate  it  or  any  portion  of  it  to  any  third

party,   except   to   its   directors,   officer,   employees,   agents,   investors,   potential   investors,   advisors

(accounting,  legal  and  investment  banking),  and  prospective  assigns  who  are  bound  by  like  terms  of confidentiality,  nor  use  it  for  any  purpose,  except  pursuant  to,  and  in  order  to  carry  out,  the  terms  and objectives  of  this  Agreement,  or  to  assert  or  enforce  its  rights  or  the  other  party’s  obligations  under  this

Agreement.   The  Receiving  Party  will  exercise  every  reasonable  precaution  to  prevent  and  restrain  the unauthorized disclosure of such Confidential Information by any of its directors, officers, employees, and agents.

SECTION  8.3.   Exceptions.   The  foregoing  obligations  do  not  apply  to  Confidential  Information that:  (a)  is  generally  known  to  the  public  through  no  act  or  omission  of  the  Receiving  Party;  (b)  is received  by  the  Receiving  Party  on  a  non-confidential  basis  from  a  third  party  who  has  come  to  lawfully know  or  possess  the  Confidential  Information  without  any  breach  of  an  obligation  of  confidentiality  or non-use  to  the  Disclosing  Party  or  any  third  party,  and  whose  disclosure  to  the  Receiving  Party  does  not result  in  any  breach  of  any  obligation  of  confidentiality  or  non-use  to  the  Disclosing  Party;  (c)  is

independently known by the Receiving Party at the time of receipt; (d) is reported by the Receiving Party in  strict  confidence  solely  to  a  United  States  state  or  federal  securities  agency,  including  the  Securities and Exchange Commission, under applicable state or federal securities laws, including Section 21F of the

Securities  Exchange  Act  of  1934,  for  the  sole  purpose  of  reporting  a  violation  of  United  States  state  or federal securities laws and meeting all of the requirements for whistleblower protection described in such laws;  (e)  is  required  to  be  disclosed  under  applicable  governmental  laws  or  regulations  or  under  order  of a  court  of  competent  jurisdiction,  but  then  only  to  the  extent  minimally  required  to  comply  with  the order’s terms; or (f) the Disclosing Party consents to its disclosure.

SECTION 8.4.  Press Releases and Other Public Statements.  No party will make any other public statements about this Agreement without the other party’s prior written consent.

ARTICLE IX

INSURANCE, INDEMNIFICATION, AND LIMITATION OF LIABILITY

SECTION   9.1.   Insurance.   Licensee   must   maintain   commercial   general   liability   insurance,

including  professional  and  products  liability  insurance  and  errors  and  omissions  insurance,  that  protects

Licensee  and  Licensor  with  respect  to  the  events  covered  by  SECTION  9.2.   Each  insurance  policy  must

provide  reasonable  coverage  for  all  claims  with  respect  to  the  Licensed  IP  and  must  specify  Licensor  as additional insured. Licensee will furnish certificate(s) of such insurance to Licensor upon request.

SECTION  9.2.   Indemnification  by  Licensee.   During  the  term  of  this  Agreement  and  for  two

years  beyond  the  term  of  any  statute  of  limitations  with  respect  to  any  claim  described  below,  Licensee must  indemnify,  defend,  and  hold  harmless  Licensor,  and  their  respective  governing  boards,  officers,

agents,  and  employees,  from  and  against  any  liability,  loss,  or  damage  resulting  from  claims,  demands,

costs,  or  judgments  that  arise  out  of  or  are  related  to  Licensee’s  use  of  the  Licensed  IP  or  practice thereunder,  or  Licensee’s  breach  of  this  Agreement.  Licensee  is  not  obligated  to  defend  Licensor  for

claims   arising   from   Licensor’s   negligence,   willful   misconduct,   or   failure   to   apply   with   applicable

governmental requirements.

SECTION  9.3.   Procedures  for  Indemnification.  Licensee  is  responsible  for  the  management  of defense of any actions or claims at its own expense, and will pay Licensor’s reasonable expenses to assist

Licensee  in  such  defense.   Licensee  will  not  compromise  or  settle  any  claim  or  action  without  the  prior

written  approval  of  Licensor.   Licensor  may  participate  at  its  option  and  expense  through  counsel  of  its own selection.

SECTION  9.4.  Licensee  Responsible  for  Use  of  Licensed  IP.   It is  the  full and  sole  responsibility

of  Licensee  to  use  appropriate  care  in  the  practice  or  use  of  any  Licensed  IP  and  Integrated  Applications.

Licensor does not: (a) control the  manner in which any  Licensed IP or Integrated Application is practiced or used by  Licensee;  or (b)  make  any  representation or warranty whatsoever  with respect to  any  Licensed

IP,  including  but  not  limited  to  the  Licensed  Technology,  the  Platform,  or  the  Licensed  Information,  or

Integrated Application.

SECTION  9.5.  Limitation  of  Liability.  In  no  event  is  Licensor  liable  for  damages,  losses  or claims,  whether  direct  or  otherwise,  arising  out  of  or  related  to:  (a)  Licensee’s  use  or  practice  of  the

Licensed IP or Integrated Applications; (b) the performance of any service or use or sale of any product or application  by  any  person,  including  the  Integrated  Application,  that  benefits  from  use  or  availability  of the  Licensed  IP;  or  (c)  any  claim  by  a  third  party  against  Licensee;  except  to  the  extent  those  damages,

losses,  or  claims  arise  from  Licensor’s  gross  negligence  or  willful  misconduct.  IN  NO  EVENT  IS

LICENSOR  OR  LICENSEE  LIABLE  TO  THE  OTHER,  WHETHER  BASED  IN  CONTRACT  OR

TORT,  FOR  ANY  LOSS  OF  PROFITS  (DEMONSTRATED  OR  PROSPECTIVE)  OR  BUSINESS

REVENUE,  OR  FOR  ANY  INCIDENTAL,  INDIRECT,  SPECIAL,  EXEMPLARY,  PUNITIVE  OR

CONSEQUENTIAL  DAMAGES,  HOWEVER  CAUSED,  WHETHER  DIRECTLY  OR  INDIRECTLY,

ARISING OUT OF THIS  AGREEMENT. EACH PARTY  HEREBY RELEASES THE OTHER  PARTY

FROM  ANY  LOSSES  OR  DAMAGES  OF  THAT  TYPE.  THE  FOREGOING  LIMITATION  WILL

APPLY  WHETHER  OR  NOT  A  PARTY  HAS  BEEN  ADVISED  OF  THE  POSSIBLITY  OF  THOSE

LOSSES    OR    DAMAGES.    EACH    PARTY    ACKNOWLEDGES    AND    AGREES    THAT    THE

FOREGOING  LIMITATIONS  ON  LIABILITY  ARE  ESSENTIAL  ELEMENTS  OF  THE  BASIS  OF

THE    BARGAIN    BETWEEN    THE    PARTIES    AND    THAT    IN    THE    ABSENCE    OF    SUCH

LIMITATIONS,  THE  MATERIAL  AND  ECONOMIC  TERMS  OF  THIS  AGREEMENT  WOULD  BE

SUBSTANTIALLY  DIFFERENT.  The  provisions  of  this  SECTION  survive  the  expiration  or  earlier termination of this Agreement.

SECTION  9.6.    Warranties  and  Disclaimers.    Nothing  contained  in  this  Agreement  may  be

construed  as  a  representation  or  warranty  by  Licensor:  (a)  that  the  Licensed  IP  and  related  Intellectual

Property  Rights  are  valid  or  enforceable;  (b)  that  any  performance  or  practice  under  or  use  of  the

Licensed IP is not an infringement of any Intellectual Property Rights of others; (c) that the Licensed IP is suitable for commercial use or free from infringement of any  third party’s Intellectual Property  Rights; or

(d)  that  the  Licensed  IP  is  suitable  for  integration  into  Integrated  Applications  or  compatible  with  any  of

Licensee’s   software   products,   platforms,   services,   and   applications.   To   the   maximum   extent   not

prohibited by  applicable  law,  the  Licensed  IP  is  being  licensed  and  provided  to  and  accepted  by  Licensee

“AS  IS,”  “WITH  ALL  FAULTS”  AND  “AS  AVAILABLE.”  LICENSOR  HEREBY  DISCLAIMS,  TO

THE   MAXIMUM   EXTENT   NOT   PROHIBITED   BY   APPLICABLE   LAW,   ANY   AND   ALL

WARRANTIES,  TERMS  OR  CONDITIONS,  WHETHER  EXPRESS,  IMPLIED,  STATUTORY  OR

OTHERWISE,  INCLUDING  WITHOUT  LIMITATION  ANY  (IF  ANY)  AND  ALL  WARRANTIES

OR    CONDITIONS    OF    OR    RELATED    TO    MERCHANTABILITY,    FITNESS    FOR    ANY

PARTICULAR    PURPOSE,    SATISFACTORY     QUALITY     OR    PERFORMANCE,    RESULTS,

CONDITIONS  OF  TITLE,  QUIET  POSSESSION,  CORRESPONDENCE  WITH  DESCRIPTION,  OR

NON-INFRINGEMENT,  THAT  MAY  ARISE  FROM  OR  BE  IMPLIED,  EITHER  IN  FACT  OR  BY

OPERATION   OF   LAW,   STATUTORY   OR   OTHERWISE,   THIS   AGREEMENT,   LICENSEE’S

RECEIPT  AND  USE  OF,  OR  RELIANCE  ONE,  THE  LICENSED  IP,  OR  ARISING  FROM  THE

COURSE  OF  DEALING  BETWEEN  THE  PARTIES  OR  USAGE  OF  TRADE,  THAT  MAY  APPLY

OR   RELATE   TO   THE   LICENSED   IP   OR   ITS   USE   OR   INTEGRATION   INTO   INTEGRATED

APPLICATIONS.  THERE  ARE  NO  WARRANTIES  THAT  EXTEND  BEYOND  THE  DESCRIPTION

  ON   THE   FACE   HEREOF.

THESE   DISCLAIMERS   OF   WARRANTY   CONSTITUTE   AN

ESSENTIAL PART OF THIS AGREEMENT.

SECTION   9.7

No   Inconsistent   Statements.   Neither   party   may   make   any   statements,

representations,   or   warranties   whatsoever   to   any   person   or   entity,   or   accept   any   liabilities   or

responsibilities  whatsoever  from  any  person  or  entity  that  are  inconsistent  with  this  ARTICLE  IX.    A

party  making  any  such  statement,  representation,  or  warranty  assumes  and  accepts  all  liability  arising

therefrom.    Licensee  assumes  full  and  absolute  responsibility  and  liability  for  any  and  all  warranties provided in connection with the Licensed IP.

SECTION  9.8.  Remedial  Efforts.  Without  limiting  and  without  prejudice  to  the  disclaimers  of warranty  in SECTION 9.6 above, if the Licensed IP is alleged to infringe the Intellectual Property  Rights of  a  third  party,  Licensor  may,  at  its  sole  discretion  and  without  obligation,  repair  or  replace  the infringing  component  of  the  Licensed  IP  with  functionally  equivalent  component  that  does  not  so infringe. Nothing in this SECTION will be interpreted as a warranty of noninfringement, or an obligation to so repair or replace infringing components, on the part of Licensor.

ARTICLE X

NON-COMPETITION

SECTION 10.1 Non-Compete.   The  parties  recognize  that  the  value  of  this  License  to  Licensee,

and  Licensor’s  interest  in  maximizing  royalties  payable  under  this  License,  are  both  dependent  upon

Licensee’s  ability  to   utilize  the  Licensed  IP  and  Licensee’s  intellectual  property  to  market  the  Licensed

IP  and  Licensee’s  intellectual  property  for  use  by  third  parties  in  connection  with  identifying  and

recruiting   disabled   individuals   for   employment.     Accordingly,   Licensee   and   Licensor   jointly   and

severally agree that, for the Term of this License, they shall not, directly or indirectly:

(i)

Have  any  direct  or  indirect  interest  (financial  or  otherwise)  in,  or  serve  in  any  capacity  (such  as owner,  investor,  lender,  principal,  agent,  consultant,  partner,  representative,  officer  or  otherwise)  with,

any  person  or  entity  (other  than  each  other)  that  is  engaged  in  the  business  of  identifying  or  recruiting disabled individuals for employment in the Territory; or

(ii)

Sell  products,  provide  services,  or  otherwise  assist  others  in  identifying  or  recruiting  disabled individuals for employment.

SECTION 10.2 Termination/Exceptions.

Notwithstanding the other terms in this Article X:

(i)

The  provisions  of  this  Article  X  will  expire  upon  the  expiration  of  this

License.  Additionally,  if  Licensee  elects  to  acquire  a  fully  paid-up  license  in accordance with SECTION 4.9, the restrictions of this Article X will expire.

(ii)

The  Provisions  of  this  Article  X  will  not  restrict  or  prohibit  Licensor  from identifying  and  recruiting  disabled  individuals  and  assisting  them  in  finding employment  or  restrict  or  prohibit  Licensor  from  assisting  other  tax-exempt or charitable organizations in doing so. Licensor is also free to work with for-

profit  employers  who  wish  to  identify,  recruit  and  hire  disabled  individuals.

The  provisions  of  this  this  Article  X  are  only  intended  to  prohibit  Licensor from assisting for-profit businesses who sell applicant tracking systems or job

boards    for    recruiting    and    assisting    disabled    individuals    in    finding

employment.

.

SECTION 10.3 Remedies.

Licensee  and  Licensor  recognize  that  their  failure  to  comply  with  the provisions  of  this  Article  X  shall  cause  irreparable  harm  to  the  other  and  that  money  damages  alone

would  be  insufficient  to  compensate  for  such  damages.   Licensee  and  Licensor  therefore  agree  that  any

court  having  jurisdiction  may  enter  a  preliminary  or  permanent  restraining  order  or  injunction  against

Licensee or Licensor, as applicable, in the event of actual or threatened breach of any of the provisions of

this  Article  X.   Any  such  relief  shall  not  preclude  Licensee  or  Licensor  from  seeking  any  other  relief  at law or equity with respect to any such claim.

SECTION 10.3  Severability.      If  any  provision  of  this  Article  X  is  deemed  to  be  in  violation  of  law  or unenforceable  for  any  reason,  the  remainder  of  this  Article  X  shall  remain  in  full  force  and  effect  and shall  continue  to  be  binding  upon  Licensee  and  Licensor.  The  parties  agree  that  a  court  shall  substitute  a reasonable,  judicially  enforceable  limitation  in  place  of  any  unenforceable  provision  to  best  serve  the intent  of  the  parties  as  expressed  herein  and  the  reasonable  business  needs  and  expectations  of  Licensee and Licensor in entering into this License.

ARTICLE XI

MISCELLANEOUS

SECTION  11.1.  Agreement  in  its  Entirety.  This  Agreement  and  its  Exhibits,  when  executed  and delivered by the parties, represent and constitute the entire agreement between the parties as to the subject

matter   of   those   documents.   Any   and   all   prior   and   contemporaneous   oral   and   written   negotiations,

representations,  warranties,  agreements,  statements,  promises,  and  understandings  with  respect  to  that subject  matter,  are  merged  into,  and  extinguished,  superseded  completely  expressed  by  those  documents.

No  party  is  bound  by  or  charged  with  any  written  or  oral  agreements,  representations,  warranties,

statements, promises, or understandings not specifically set forth in such documents.

SECTION  11.2.  Addresses  and  Notices.  All  notices,  requests,  consents,  demands  and  other communications provided in this Agreement must be in writing and will be deemed to have been made or given:  (a)  on  the  date  delivered,  if  personally  delivered;  (b)  if  sent  by  facsimile  or  electronic  mail,

confirmed  by  delivery  of  any  other  means  permitted  under  this  SECTION,  at  the  date  and  time  of transmission  as  indicated  on  the  received  facsimile  or  email  if  sent  during  normal  business  hours  of  the notified  party,  or  if  not,  on  the  next  business  day;  (c) on  the  date  ten  business  days  after  being  sent  by

registered or certified mail, return receipt requested, postage prepaid; or   (d) on   the   date   two   days   after

deposit  with  an  internationally  recognized  overnight  courier,  specifying  two-day  delivery,  with  written verification of receipt. All notices must be addressed to the party entitled to notice at the address indicated

below or at such other address  as  such party  may  designate by  ten days' advance written notice under this

SECTION to the other party to this Agreement:

To Licensor:

To Licensee:

La Frontera Community Solutions, Inc.      QOLPOM, Inc.

Attn.: Dr.Daniel Raneri

Attn.: Nathaniel Bradley

504 W. 29th St.

P. O. Box 186

Tucson, AZ 84713

Vail, AZ, 85641

A  notice  will  be  considered  “written”  or  “in  writing”  if  it  is  on  conventional  paper  or  facsimile,  or  if  it  is

in  electronic  form  (such  as  an  email).   Notice  of  change  of  address  will  be  effective  only  when  done  in accordance with this SECTION.

SECTION   11.3.   Amendment   of   this   Agreement;   Waiver.   No   supplement,   modification   or

amendment  of  this  Agreement  will  be  binding  unless  executed  in  writing  by  both  parties.  A  party's express  or  implied  waiver  of  or  consent  to  any  provision  of  this  Agreement  or  the  other  party's  breach  of its  obligations  hereunder  may  not  be  deemed  to  be,  or  construed  as,  a  consent  to,  or  waiver  of,  any  other

provisions  or  other  breach  of  the  same  or  any  other  obligations  of  the  other  party.   A  party's  failure,  no

matter  how  long,  to:  (a)  complain  of  any  act,  or  failure  to  act,  by  the  other  party;  (b)  declare  the  other party  in  default,  irrespective  of  how  long  the  default  continues;  (c)  insist  upon  the  strict  performance  of any  obligation  or  condition  of  this  Agreement;  or  (d)  exercise  any  right  or  remedy  consequent  upon  a breach  thereof;  does  not  constitute  a  waiver  by  that  party  of  its  rights,  the  breach,  or  any  other  obligation or  condition.  A  party's  consent  in  any  one  instance  does  not  limit  or  waive  the  necessity  to  obtain  that

party's  consent  in  any  future  instance.   No  single  or  partial  exercise  of  any  right,  power  or  privilege  by  a party hereunder precludes any other or further exercise thereof or the exercise of any other right, power or privilege by such party.

SECTION  11.4.    Applicable  Law.    This  Agreement  and  its  effect  are  subject  to  and  must  be construed  and  enforced  in  accordance  with  the  laws  of  the  State  of  Arizona,  U.S.A.,  without  regard  to  its principles regarding conflicts of law.

SECTION  11.5.  Assignment.  Licensee  may  not  assign  this  Agreement,  nor  any  of  its  licenses,

rights,  obligations,  or  duties  under  this  Agreement,  whether  directly  or  indirectly  by  operation  of  law  or otherwise,  including  by  way  of  a  merger,  acquisition  or  other  sale  event,  or  to  an  affiliate,  without

Licensor’  prior  written  consent,  which  consent  may  be  withheld  in  its  sole  and  absolute  discretion.  When properly assigned, this Agreement will be binding upon and inure to the benefit of, and be enforceable by,

the parties, their respective successors and assigns.

SECTION  11.6.   Compliance  with  Law;  Severability.  Nothing  in  this  Agreement  in  intended,  or may  be  construed,  to  require  the  commission  of  any  act  contrary  to  any  applicable  law.  Each  party  will

comply   fully  with  all  relevant  laws  and  regulations,  including  export  laws   and  regulations.  If  any

provision  of  this  Agreement  (which  is  to  be  applied  in  the  narrowest  sense  as  meaning  the  particular provision  within  a  single  SECTION,  Subsection,  paragraph,  sentence,  or  clause)  conflicts  with  any statute,  law,  ordinance,  policy  or  treaty  such  that  it  is  held  or  adjudged  to  be  invalid,  illegal,  void  or otherwise  unenforceable,  then  the  affected  provision  must  be  curtailed  and  limited  only  to  the  extent necessary  to  bring  it  within  the  applicable  legal  requirements  and  the  validity,  legality,  and  enforceability of  the  remaining  provisions  of  this  Agreement  will  not  in  any  way  be  affected  or  impaired  thereby  and will  remain  enforceable  to  the  fullest  extent  permitted  by  law.  In  that  event,  to  the  fullest  extent  possible,

the  remaining  provisions  of  this  Agreement  will  be  modified  and  construed  to  the  extent  necessary  to resolve  the  conflict  and  to  give  effect  to  the  intent  manifested  by  the  provision  held  invalid,  illegal,  void or unenforceable.

SECTION  11.7.   Computation  of  Time.   In  computing  any  period  of  time  for  purposes  of  this

Agreement,  the  day  or  date  of  the  act,  notice,  event  or  default  from  which  the  designated  period  of  time

begins  to  run  will  not  be  included.   The  last  day  of  the  period  so  computed  will  be  included,  unless  it  is  a

Saturday, Sunday, or a federal holiday in the United States, in which event the period runs until the end of the next day which is not a Saturday, Sunday, or holiday. All references to days, months, quarters or years are  references  to  calendar  days,  calendar  months,  calendar  quarters,  or  calendar  years,  unless  otherwise indicated.  All  references  to  “business  days”  or  “working  days”  are  references  to  days  that  are  not  a

Saturday, Sunday, or holiday.

SECTION   11.8.   Counterparts.   This   Agreement   may   be   executed   in   two   or   more   identical

counterparts  each  of  which  will  be  deemed  to  be  an  original,  and  all  of  which,  taken  together,  will constitute  one  and  the  same  instrument.  Delivery  of  an  executed  counterpart  signature  by  facsimile transmission, by electronic mail in portable document format (.pdf) form , or by another electronic means intended  to  preserve  the  original  graphic  and  pictorial  appearance  of  a  document,  will  have  the  same force  and  effect  as  physical  delivery  of  the  original  paper  document  bearing  the  original  signature,  and each  party  may  use  facsimile  signatures  as  evidence  of  the  execution  and  delivery  of  the  Agreement  by all parties to the same extent that an original signature could be used.

SECTION 11.9. Dispute Resolution. Except as otherwise provided herein, all disputes arising out of  or  related  to  this  Agreement  will  be  submitted  to  binding  arbitration  before  a  single  arbitrator  in  the

City  of  Tucson  in  accordance  with  the  Arizona  Revised  Uniform  Arbitration  Act,  A.R.S.  §§  12-3001  et

sq.  as  amended  from  time  to  time.   If  the  parties  cannot  agree  to  an  arbitrator  within  5  business  days  of service  of  a  Demand  for  Arbitration,  then  the  arbitrator  will  be  appointed  by  the  presiding  civil  judge  of the Pima County Superior Court.  The prevailing party in the arbitration and any related court proceedings will  be  entitled  to  recover  reasonable  attorney’s  fees,  costs  and  expenses,  including  fees  paid  to  the arbitrator.  The  arbitration  award  may  be  entered  as  a  judgment  in  any  court  of  competent  jurisdiction.

The  Pima  County  Superior  Court  shall  have  exclusive  original  jurisdiction  of  all  court  proceedings relating to the arbitration.

SECTION  11.11.  Force  Majeure.   No  failure  or  omission  by  any  party  in  the  performance  of  any obligation of this Agreement (except payments hereunder) will be deemed a breach of this Agreement nor create  any  liability  if:  (a)  the  failure  or  omission  arises  from  any  cause  beyond  the  control  of  the  party  in question;  and  (b)  steps  that  could  be  taken  to  mitigate  or  eliminate  the  cause  of  the  failure  or  omission were  not  reasonably  foreseeable  or  were  not  reasonably  available  or  commercially  practicable,  and  the

failure  or  omission  is  not  caused  or  exacerbated  by  the  negligence  of  the  non-performing  Party.   Causes

falling  within  clause  (a)  above  include:  acts  of  God;  acts  or  omissions  of  any  government  or  any  agency

thereof;    compliance    with    any    governmental    authority    or    any    officer,    department,    agency    or

instrumentality  thereof;  fire;  storm;  flood;  earthquake;  accident;  acts  of  the  public  enemy;  war,  declared or  undeclared;  rebellion;  insurrection;  riot;  sabotage;  invasion;  quarantine  restrictions;  strike;  lockout;

disputes or differences with workmen; transportation embargoes or delays in transportation. In that event,

the  non-performing  party  must  give  the  other  party  prompt  written  notice  upon  discovery  and  use  all reasonable efforts to continue to so perform or cure.

SECTION  11.12.   Independent  Contractor.   In  its  performance  under  this  Agreement,  each  party is  an  independent  contractor,  and  neither  party  nor  their  respective  Representative  is  a  Representative  of the other party. Nothing in this Agreement may be construed as authorization for any party to act as agent for  any  other.  This  Agreement  does  not  constitute  or  create,  nor  may  it  in  any  way  be  interpreted  as,  a joint venture, partnership, or formal business organization of any kind.

SECTION  10.13.  No  Third-Party  Beneficiaries.  None  of  the  provisions  of  this  Agreement  are  for the  benefit  of,  or  enforceable  by,  any  third-party.  The  agreements  herein  contained  are  made  for  the  sole benefit  of  the  parties  hereto,  and  no  other  person  or  entity  is  intended  to  or  shall  have  any  rights  or benefits hereunder, whether as a third party beneficiary or otherwise.

SECTION  11.14.   Mutual  Representations  and  Warranties.  Each  party  represents  and  warrants  to the  other  that:  (a)  it  is  duly  organized,  validly  existing  and  in  good  standing  under  the  laws  of  the jurisdiction of  its  organization  or formation;  (b) has  the  full power  and  authority  to  enter  into,  deliver  and perform  its  obligations  under,  and  carry  out  the  provisions  of,  this  Agreement;  (c)  the  person  executing this  Agreement  on  behalf  of  such  entity  has  been  duly  authorized  to  do  so,  and  such  person  has  duly signed and delivered this Agreement; (d) this Agreement constitutes a valid and  binding  agreement of the representing  and  warranting  party;  (e)  all  action  required  to  be  taken  to  authorize,  execute,  deliver  and perform  under  this  Agreement  has  been  taken  and  no  further  approval  of  any  governing  person  is necessary  to  consummate  this  Agreement;  (f)  execution,  delivery  and  performance  of  this  Agreement  by the  representing  and  warranting  party  do  not  conflict  with  any  other  agreement  or  arrangement  to  which such  entity  is  a  party  or  by  which  it  is  bound;  and  (g)  it  will  exercise  its  good  faith  in  performing  under this Agreement.

SECTION  11.15.  Further  Assurances.  Each  party  must  take  whatever  additional  action  and execute whatever additional documents as the other party may  in its reasonable  judgment deem necessary or  advisable  to  carry  out  or  effect  one  or  more  of  the  obligations  or  restrictions  imposed  on  a  party  under this Agreement.

SECTION  11.16.     Certain  Rules  of  Interpretation.  Interpretation  of  the  Term  “Include.”    The

term “include” (and its conjugated verb or cognate noun forms) means “to include without limitation” and

“to  include  but  not  limit  to,”  regardless  of  whether  the  words  “without  limitation”  or  “but  not  limited  to”

or  their  equivalent  actually  follow  it.  Conjugated  Verb  Forms  and  Cognate  Noun  Forms  of  Terms.  If  a

word or phrase is defined, its other grammatical forms, such as any conjugated verb form or cognate noun form,  have  a  corresponding  meaning.  If  a  word  or  phrase  is  not  capitalized,  then  the  word  or  phrase  must be  interpreted  in  accordance  with  its  commonly  used  meaning,  although  any  words  or  phrases  that  have well-known technical or trade meanings must be interpreted in accordance with that meaning. Gender and

Number.  Whenever used in this Agreement: (a) the singular includes the plural, and the plural include the

singular;   (b)   any   masculine,   feminine   or   gender-neutral   pronoun   includes   the   other   and   any   trust,

partnership,  limited  liability  company,  firm,  or  corporation,  all  as  the  context  and  meaning  of  this

Agreement may require. Headings. The headings of the various ARTICLES, SECTIONS and Subsections of this Agreement are used solely  for the convenience of the parties, do not form a part of this Agreement and are not intended to affect the interpretation or meaning of this Agreement or to define, limit, extend or

describe  its  scope  or  intent.  Recitals.   ARTICLE  I  is  integral  to  this  Agreement.  All  references  in  this

Agreement  to  “Agreement”  or  “this  Agreement”  encompass  ARTICLE  I.  No  Presumptions.  Each  party

has  reviewed  this  Agreement  and  had  the  benefit  of  representation  by  counsel.   In  light  of  the  foregoing,

any rule of construction to the effect that ambiguities are to be resolved against the drafting party does not apply to the interpretation of this Agreement.

IN WITNESS WHEREOF, the parties hereto have each caused a duly authorized officer to sign this Agreement to be effective as of the Effective Date.

La Frontera Community Solutions, Inc.,

QOLPOM, Inc.

An Arizona non-profit corporation

An Arizona limited liability company

By:   /s/  Daniel J. Ranieri

By:     /s/ Nathaniel Bradley

Daniel J. Ranieri, President

Nathaniel Bradley, President

Date:

Date:_________________________